SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   October 2, 1997

                         WESTLAND DEVELOPMENT CO., INC.
             (Exact name of Registrant as specified in its charter)

       New Mexico                   0-7775                       85-0165021
   (State or other               (Commission                    IRS Employer
   jurisdiction of               File Number)                Identification No.
   Incorporation)

              401 Coors Blvd., S.W.
             Albuquerque, New Mexico                              87121
      (Address of principal executive offices)                  (Zip code)


Registrant's telephone number, including area code 505-831-9600

                                       N/A
         (Former name or former address, if changed since last report)

Item 5.  OTHER EVENTS.

On October 2, 1997, at the registrant's annual meeting of shareholders, the shareholders amended Article III of the registrants articles of incorporation. The amendment was provides that the Corporation shall have all of the powers granted to business corporations by the New Mexico Business Corporation Act (Sections 53-1 through 53-18 NMSA 1978).

The Amendment to the Articles was approved by more than two-thirds of the issued and outstanding common stock entitled to vote at the meeting.

Item 7. Financial Statement and Exhibits.

(a) There are no financial statements filed as part of this Report.

(b) Exhibit furnished pursuant to Item 601 (b)(3) of Regulation SB:

      Certificate of Amendment to the registrant's Articles of Incorporation.


                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 2, 1997

WESTLAND DEVELOPMENT CO., INC.


By: Barbara Page
    -------------------------------
    Barbara Page, President and CEO